POWER
OF
ATTORNEY
For
Executing
Forms
3,
4
and
5


KNOW
ALL
BY
THESE
PRESENTS,
that
the
undersigned
hereby
constitutes
and
appoints
each
of
Yukio
Morikubo,
Mary
Brodd,
Nancy
Gallup,
and
Paula
C.
Bauert,
anyone
signing
singly,
the
undersigned's
true
and
lawful
attorney-in-fact
to:


(1)
execute
for
and
on
behalf
of
the
undersigned,
in
the
undersigned's
capacity
as
an
officer
and/or
director
of
Intermec,
Inc.
or
its
subsidiaries
(the
"Company"),
Forms
3,
4
and
5
in
accordance
with
Section
16(a)
of
the
Securities
Exchange
Act
of
1934
and
the
rules
thereunder,
and
any
other
forms
or
reports
the
undersigned
may
be
required
to
file
in
connection
with
the
undersigned's
ownership,
acquisition
or
disposition
of
securities
of
the
Company;
(2)
do
and
perform
any
and
all
acts
for
and
on
behalf
of
the
undersigned
which
may
be
necessary
or
desirable
in
the
judgment
of
any
such
attorney-in-fact
in
order
to
complete
and
execute
any
such
Form
3,
4
and
5,
or
other
form
or
report,
and
timely
file
such
form
or
report
with
the
United
States
Securities
and
Exchange
Commission,
the
New
York
Stock
Exchange,
Inc.,
and
any
other
authority;
and
(3)
take
any
other
action
of
any
type
whatsoever
in
connection
with
the
foregoing
which,
in
the
opinion
of
such
attorney-in-fact,
may
be
of
benefit
to,
in
the
best
interest
of,
or
legally
required
by,
the
undersigned,
it
being
understood
'that
the
documents
executed
by
such
attorney-in-fact
on
behalf
of
the
undersigned
pursuant
to
this
Power
of
Attorney
shall
be
in
such
form
and
shall
contain
such
terms
and
conditions
as
such
attorney-in-fact
may
approve
in
such
attorney-in-fact's
discretion.
The
undersigned
hereby
grants
to
each
such
attorney-in-fact
full
power
and
authority
to
do
and
perform
any
and
every
act
and
thing
whatsoever
requisite,
necessary,
or
proper
to
be
done
in
the
exercise
of
any
of
the
rights
and
powers
herein
granted,
as
fully
to
all
intents
and
purposes
as
the
undersigned
might
or
could
do
if
personally
present,
with
full
power
of
substitution
or
revocation,
hereby
ratifying
and
confirming
all
that
such
attorney-in-fact,
or
such
attorney-infact's
substitute
or
substitutes,
shall
lawfully
do
or
cause
to
be
done
by
virtue
of
this
Power
of
Attorney
and
the
rights
and
powers
herein
granted.
The
undersigned
acknowledges
that
the
foregoing
attorneys-in-fact,
in
serving
in
such
capacity
at
the
request
of
the
undersigned,
are
not
assuming,
nor
is
the
Company
assuming,
any
of
the
undersigned's
responsibilities
to
comply
with
Section
16
of
the
Securities
Exchange
Act
of
1934.


This
Power
of
Attorney
shall
remain
in
full
force
and
effect
until
the
undersigned
is
no
longer
required
to
file
Forms
3,
4
and
5
with
respect
to
the
undersigned's
holdings
of
and
transactions
in
securities
issued
by
the
Company,
unless
(a)
any
of
the
foregoing
attorneys-in-fact
ceases
to
be
an
employee
of
the
Company
or
its
subsidiaries,
at
which
time
it
is
revoked
with
respect
to
such
person
only,
or
(b)
it
is
earlier
revoked
by.the
undersigned
in
a
signed
writing
delivered
to
the
foregoing
attorneys-in-fact.
All
Powers
of
Attorney
previously
granted
by
the
undersigned
with
respect
to
the
authority
granted
herein
are
hereby
revoked.


IN
WITNESS
WH
EOF,
the
undersigned
has
caused
this
Po
this
rL.day
of
--7Fi.'f-4..>o<..><..1a..AL~~'
2012.


Power
of
AttorneLBarnes_2012